                                                                 Exhibit 10.11



                                       WARRANT



                             TO PURCHASE COMMON STOCK OF

                                CYBER DIALOGUE INC.












                                                        WARRANT NO. 1
                                                        TO PURCHASE 5,000
                                                        SHARES OF COMMON STOCK

                                  TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

1.  DEFINITIONS............................................................. 2
2.  EXERCISE OF WARRANT..................................................... 3
    2.1.  Manner of Exercise................................................ 3
    2.2.  Payment of Taxes.................................................. 4
    2.3.  Fractional Shares................................................. 4
3.  TRANSFER DIVISION AND COMBINATION....................................... 5
    3.1.  Transfer.......................................................... 5
    3.2.  Division and Combination.......................................... 5
    3.3.  Expenses.......................................................... 5
    3.4.  Maintenance of Books.............................................. 5
4.  ADJUSTMENTS TO EXERCISE PRICE AND WARRANT STOCK......................... 5
    4.1.  Adjustment of Exercise Price...................................... 5
    4.2.  Adjustment of Warrant Stock....................................... 6
5.  NOTICES TO WARRANT HOLDERS.............................................. 7
6.  NO IMPAIRMENT........................................................... 7
7.  RESERVATION AND AUTHORIZATION OF CLASS B COMMON STOCK;
    REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY............. 7
8.  TAKING OF RECORD: STOCK AND WARRANT TRANSFER BOOKS...................... 7
9.  LOSS OR MUTILATION...................................................... 8
10. OFFICE OF THE COMPANY................................................... 8
11. LIMITATION OF LIABILITY................................................. 8
12. MISCELLANEOUS........................................................... 8
    12.1. Notice Generally.................................................. 8
    12.2. Successors and Assigns............................................ 9
    12.3. Severability......................................................10
    12.4. Headings..........................................................10
    12.5. GOVERNING LAW.....................................................10

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO
(i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT (DEFINED BELOW), A COPY OF WHICH MAY BE OBTAINED FROM CYBER DIALOGUE INC., AT ITS PRINCIPAL EXECUTIVE OFFICES.


                                                                  Warrant No. 1

                                      WARRANT

                           To Purchase Common Stock Of

                               CYBER DIALOGUE INC.


         THIS IS TO CERTIFY THAT, FOR VALUE RECEIVED, AMFM Interactive Inc., a Delaware corporation ("AMFMi"), or its registered permitted assigns, is entitled at any time on or after the date hereof and on or prior to the Expiration Date (as such term is defined herein) to purchase from Cyber Dialogue Inc., a Delaware corporation (the "Company"), up to an aggregate of 5,000 ("Warrant Shares") shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company (subject to adjustment as provided herein) in whole but not in part, at an exercise price per share (the "Exercise Price") equal to $310 (subject to adjustment as provided herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

         This Warrant has been issued pursuant to that certain Services Agreement, dated of even date herewith (the "Services Agreement"), by and between the Company and AMFMi. This Warrant may only be exercised to purchase Vested Warrant Shares. Warrant Shares shall (as such term is defined herein) become "Vested Warrant Shares" with respect to:

         (i)     333 Warrant Shares, on August __, 1999;

         (ii) 333 Warrant Shares on the first day of the sixth month of the Initial Term;

         (iii) 334 Warrant Shares on the first day of the twelfth month of the Initial Term;

         (iv) 2,000 Warrant Shares, on the first day of the Extended Term (as such term is defined in the Services Agreement);

         (v) 1,000 Warrant Shares, on the second anniversary of the first day of the Extended Term; and

         (vi) 1,000 Warrant Shares, on the first day of the renewal of the Services Agreement beyond the Extended Term.


1.  DEFINITIONS

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "AMFMi" shall have the meaning set forth in the first paragraph of this Warrant.

         "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banking institutions are not required to be open in the State of New York.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated) of such Person's capital stock, and any warrants, options or similar rights to acquire such capital stock.

         "Common Stock" shall have the meaning set forth in the first paragraph of this Warrant, and shall include any shares of Capital Stock into which such Common Stock may be changed.

         "Company" shall have the meaning set forth in the first paragraph of this Warrant.

         "Exercise Price" shall have the meaning set forth in the first paragraph of this Warrant.

         "Expiration Date" shall mean August __, 2005.

         "Holder" shall mean the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

         "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "Sales price" means the closing sales price per share of the Common Stock (or if no sale prices is reported, the average of the high and low bid prices) as reported by the principal national or regional stock exchange on which the Common Stock is listed or, if such Common Stock is not listed on a national or regional stock exchange, as reported by the Nasdaq Stock Market or, if not so reported, then the average of the bid and asked prices per share for such Common Stock as reported by the National Quotation Bureau Incorporated or, if not so reported, the per share fair market value as determined in good faith by the Board of Directors of the Company.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

         "Services Agreement" shall have the meaning set forth in the second paragraph of this Warrant.

         "Warrants" shall mean this Warrant and all Warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

         "Warrant Price" shall mean an amount equal to the product of the number of shares of Common Stock being purchased upon exercise of this Warrant and the Exercise Price.

         "Warrant Shares" shall have the meaning set forth in the second paragraph of this Warrant.

         "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.       EXERCISE OF WARRANT

         2.1. MANNER OF EXERCISE. Holder may exercise this Warrant, on any Business Day on or after the date hereof until 5:00 P.M., New York City time, on the Expiration Date, for all or any part (but not as to a fractional share of Common Stock) of the number of shares of Common Stock purchasable hereunder. This Warrant will terminate automatically and immediately after 5:00 P.M., New York City time, on the Expiration Date.

         In order to exercise this Warrant, Holder shall deliver to the Company at its principal office at 304 Hudson Street, 6th Floor, New York, New York 10013 or at the office or agency designated by the Company pursuant to Section 10, (i) a written notice of Holder's election to exercise this Warrant, (ii) payment of the Warrant Price (which shall be paid in cash or by certified or official bank check payable to the Company), and (iii) this Warrant. Such written notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its duly appointed agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock so purchased, together with cash in lieu of any fractional share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder. Subject to the provisions of the immediately following paragraph, this Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder shall be deemed to have become a Holder of record of such shares for all purposes, as of the date the notice, together with the cash or certified or official bank check payable to the Company and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares have been paid. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquired this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

         Notwithstanding any provision herein to the contrary, if the acquisition of any shares for which this Warrant is exercised requires any filing (and expiration or early termination of the applicable waiting period) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), then the issuance of such shares upon such exercise of this Warrant shall be contingent upon (and shall not be effective until) the expiration or early termination of such waiting period). In such event, the Holder shall not be deemed to have become a Holder of such shares for any purpose unless and until such waiting period has expired or otherwise been terminated. In the event the acquisition of any shares for which this Warrant is exercised requires any filing (and expiration or early termination of the applicable waiting period) under the HSR Act, then the Company will file (or attempt to cause its ultimate parent entity to file, if applicable), any notification and report form required to be filed by the Company or such ultimate parent entity as the "acquired person" (as defined in the HSR Act and/or applicable rules or regulations promulgated thereunder), with respect to such acquisition of shares.

         If this Warrant is exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock purchasable hereunder (unless this Warrant shall have then expired), issue and deliver to the Holder a new Warrant in the name of the Holder evidencing the right of the Holder to acquire the aggregate number of shares of Common Stock purchasable hereunder that shall not have been exercised, and this Warrant shall be cancelled.

         2.2. PAYMENT OF TAXES. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock issuable upon exercise of this Warrant in any name other than that of Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the satisfaction of the Company that no such tax or other charge is due.

         2.3. FRACTIONAL SHARES. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon exercise of this Warrant. If more than one Warrant shall be exercised at one time by the same Holder, the number of full shares of Common Stock issuable upon exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock purchasable pursuant to such Warrants or specified portions thereof so exercised. Instead of any fractional share of Common Stock otherwise issuable upon exercise of any Warrant or Warrants (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Sales Price at the close of business on the day of exercise.

3.       TRANSFER DIVISION AND COMBINATION

         3.1. TRANSFER. Any transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company pursuant to Section 10, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

         3.2. DIVISION AND COMBINATION. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 3.1, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         3.3. EXPENSES. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

         3.4. MAINTENANCE OF BOOKS. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.       ADJUSTMENTS TO EXERCISE PRICE AND WARRANT STOCK

         4.1. ADJUSTMENT OF EXERCISE PRICE. The Exercise Price at which this Warrant is exercisable shall be subject after the date hereof to adjustment, without duplication, as follows:

         (a) In case the Company shall (i) pay a dividend on any class of its Capital Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such action shall be adjusted retroactively as provided below so that the Exercise Price thereafter shall be determined by multiplying the Exercise Price at which this Warrant was theretofore exercisable by a fraction of which the denominator shall be the number of shares of Common Stock outstanding immediately following such action and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior thereto. Such adjustment shall be made whenever any event listed above shall occur and shall become effective retroactively immediately after the record date in the case of a dividend and immediately after the effective date in the case of a subdivision or combination.

         (b) No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect; PROVIDED, HOWEVER, that any adjustments that by reason of this Section 4.1(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this section 4.1 shall be made to the nearest cent.

         (c) In case of any reclassification of the Common Stock, any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any compulsory share exchange pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of this Warrant shall have the right thereafter, during the period this Warrant shall be exercisable, to exercise this Warrant only into the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, or share exchange by a holder of the number of shares of Common Stock of the Company into which this Warrant would have been exercisable immediately prior to the reclassification, consolidation, merger, or share exchange. The Company, the Person formed by consolidation or resulting from the merger or which acquires the Company's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such rights. The certificate or articles of incorporation or other constituent document shall provide for adjustments, which, for events subsequent to the effective date of the certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this
Section 4.1(c) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

         4.2. ADJUSTMENT OF WARRANT STOCK. Whenever the Exercise Price is adjusted, as herein provided, the number of shares of Common Stock purchasable upon exercise of this Warrant following the effectiveness of such adjustment shall be adjusted to the number of shares of Common Stock equal to
(i) the product of (A) the number of shares of Common Stock purchasable immediately before such adjustment upon exercise of this Warrant and (B) the Exercise Price in effect immediately before such adjustment divided by (ii) the Exercise Price in effect immediately after such adjustment of the Exercise Price.

5.       NOTICES TO WARRANT HOLDERS

         Whenever an event specified in Section 4.1 shall occur, the Company shall forthwith prepare a certificate to be executed by an officer of the Company describing, in reasonable detail, the event requiring such adjustment and a computation thereof. The certificate shall be conclusive evidence of the correctness of the adjustment in the absence of manifest error. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 12.1. The Company shall keep at its principal office referred to in Section 2.1 or the office or agency designated pursuant to
Section 10 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

6.       NO IMPAIRMENT

         The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any, reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant and
(b) use its commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

7.       RESERVATION AND AUTHORIZATION OF CLASS B COMMON STOCK;
         REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

         The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

8.       TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

         In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of
Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.       LOSS OF MUTILATION

         Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it, and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; PROVIDED, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

10.      OFFICE OF THE COMPANY

         As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be, and shall initially be, the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

11.      LIMITATION OF LIABILITY

         No provision hereof, in the absence of affirmation action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

12.      MISCELLANEOUS

         12.1 NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         (a)    If to any Holder or Holder of Warrant Stock:

                AMFM Interactive Inc.
                c/o AMFM Inc.
                1845 Woodall Rogers Freeway
                Suite 1300
                Dallas, Texas 75201
                Attention: President of Chancellor Media Services
                Facsimile: (214) 979-6699

                with copies to:

                AMFM Inc.
                1845 Woodall Rodgers Freeway
                Suite 1300
                Dallas, Texas 75201
                Attention: General Counsel
                Facsimile: (214) 979-6699

                and

                Vinson & Elkins L.L.P.
                3700 Trammell Crow Center
                2001 Ross Avenue
                Dallas, Texas 75201-2975
                Attention: Michael D. Wortley
                Facsimile: (214) 999-7732

         (b)    If to the Company:

                Cyber Dialogue Inc.
                304 Hudson Street
                6th Floor
                New York, New York 10013
                Attention: Mark Esiri
                Facsimile: (212) 255-6622

                with a copy to:

                Skadden, Arps, Slate, Meagher & Flom LLP
                1440 New York Avenue, N.W.
                Washington, D.C. 20005
                Attention: Michael P. Rogan
                Facsimile: (202) 371-7936

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

         12.2. SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Stock.

         12.3. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         12.4 HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         12.5 GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PROVISIONS THEREOF RELATING TO CONFLICT OF LAWS.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed.

Dated: August 30, 1999


                                 CYBER DIALOGUE INC.

                                 By:       /s/ Mark Esiri
                                    -----------------------------------

                                 Name:         Mark Esiri
                                    -----------------------------------

                                 Title:   CHIEF EXECUTIVE OFFICER
                                    -----------------------------------

                                      EXHIBIT A

                                   SUBSCRIPTION FORM

                     [To be executed only upon exercise of Warrant]

         The undersigned registered owner of the attached Warrant irrevocably exercises this Warrant for the purchase of _____ shares of Common Stock of Cyber Dialogue Inc., and herewith makes payment therefor, all at the price and on the terms and conditions specified in the attached Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered the undersigned at the address set forth below.





                                    ---------------------------------
                                    (Name of Registered Owner)


                                    ----------------------------------
                                    (Signature of Registered Owner)


                                    ----------------------------------
                                    (Street Address)


                                    ----------------------------------
                                    (City)  State)  (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                     EXHIBIT B

                                  ASSIGNMENT FORM

         FOR VALUE RECEIVED the undersigned registered owner of the attached Warrant hereby sells assigns and transfers unto the Assignee named below all of the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock set forth below.


                                                  No of Shares
Name and Address of Assignee                    Of Common Stock
----------------------------                    ---------------








and does hereby irrevocably constitute and appoint ___________________ attorney-in-fact to register such transfer on the books of Cyber Dialogue Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:                                Print Name:
      ----------------                           ---------------------
                                      Signature
                                                 ---------------------
                                      Witness:
                                                 ---------------------


NOTICE: This signature on this assignment must correspond with the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.